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                                                                   EXHIBIT 10.25

                                 AMENDMENT NO. 5
                                       TO
                             NOTE PURCHASE AGREEMENT

            THIS AMENDMENT NO. 5, dated as of December 16 2004 (this "Amendment No. 5") amends the Note Purchase Agreement, dated as of December 4, 2001 (the "Note Purchase Agreement") among Nordstrom Private Label Receivables LLC (the "Transferor"), Nordstrom, fsb ("Servicer"), the Conduit Purchaser, the Agent and the Committed Purchaser named therein.

            WHEREAS, the Transferor, the Servicer, the Conduit Purchaser, the Agent and the Committed Purchaser entered into the Note Purchase Agreement in connection with the issuance of certain variable funding notes specified therein; and

            WHEREAS, Section 11.01 of the Note Purchase Agreement permits the Note Purchase Agreement to be amended from time to time pursuant to the conditions set forth therein; and

            WHEREAS, the parties hereto wish to amend the Note Purchase Agreement as set forth herein;

            NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Transfer and Servicing Agreement (as defined in Section 1.01 of the Note Purchase Agreement).

            2. A new definition "Available Maximum Principal Balance" is hereby added in Section 1.01 to read as follows:

                  "Available Maximum Principal Balance" means, at any time, the excess (if any) of the Class A Maximum Principal Balance over the Other Class A Invested Amount.

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            3. A new definition "Other Class A Invested Amount" is hereby added in Section 1.01 to read as follows:

                  "Other Class A Invested Amount" means the "Class A Invested Amount," as defined in the Note Purchase Agreement, dated as of December 16, 2004, among Nordstrom Credit Card Receivables LLC, as transferor, Nordstrom fsb, as servicer, Falcon Asset Securitization Corporation, as conduit purchaser, and JPMorgan Chase Bank, N.A. (successor-by-merger to Bank One, NA (Main Office Chicago)), as committed purchaser and as agent for the purchasers therein.

            4. Section 2.03(a) is hereby amended by replacing "Class A Maximum Principal Balance" appearing therein in two different places with "Available Maximum Principal Balance".

            5. Section 2.03(c) is hereby amended by replacing "Class A Maximum Principal Balance" appearing therein with "Available Maximum Principal Balance".

            6. Section 2.05(a) is hereby amended by replacing "(but not below the Class A Invested Amount)" appearing therein with "(but not below the Class A Invested Amount and the Other Class A Invested Amount)".

            7. Section 11.01 is hereby amended by adding the following new sentence at the end thereof:

                  Furthermore, the Transferor shall provide to each Rating Agency (i) ten Business Days prior written notice of any proposed amendment and (ii) a copy of the executed amendment as soon as practicable after the execution of such amendment.

            8. Section 11.04 is hereby amended by adding a new clause (d) to read in its entirety as follows:

                  (d) Notwithstanding anything herein to the contrary, each party hereto (and each employee, representative, or other agent thereof) may disclose to any and all persons, without limitations of any kind of tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided any such party relating to such tax treatment and tax structure. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meaning given to such terms under Treasury Regulation Section 1.6011-4(c).

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            9. A new section is hereby added at the end of Article XI to read in its entirety as follows:

                  SECTION 11.12 Limited Obligation of Transferor. Notwithstanding anything to the contrary set forth in this Note Purchase Agreement, the obligation of the Transferor to pay any amounts in this Note Purchase Agreement shall be limited solely to the application of amounts available under the Transaction Documents.

            10. Except as otherwise set forth herein, the Note Purchase Agreement shall continue in full force and effect in accordance with its terms.

            11. This Amendment No. 5 may be executed in one or more counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

                            [Signature pages follow.]

                                       3
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            IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       NORDSTROM PRIVATE LABEL
                                       RECEIVABLES LLC,
                                       as Transferor

                                       By: /s/ Kevin Knight
                                          ----------------------------
                                        Name: Kevin Knight
                                        Title: President, NPLR, LLC

                                       NORDSTROM FSB,
                                       as Servicer

                                       By: /s/ Marc A. Anacker
                                          ----------------------------
                                        Name: Marc A. Anacker
                                        Title: Treasurer

                                      S-1
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                                       FALCON ASSET SECURITIZATION
                                       CORPORATION
                                       as Conduit Purchaser

                                       By: /s/ William Hendricks
                                          ----------------------------
                                        Name: William Hendricks
                                        Title: Authorized Signatory

                                       JPMORGAN CHASE BANK, N.A.,
                                       as Agent

                                       By: /s/ William Hendricks
                                          ----------------------------
                                        Name: William Hendricks
                                        Title: Vice President

                                       JPMORGAN CHASE BANK, N.A.,
                                       as a Committed Purchaser

                                       By:   /s/ William Hendricks
                                          ----------------------------
                                        Name: William Hendricks
                                        Title: Vice President

                                      S-2
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                                      Acknowledged by:

                                      NORDSTROM, INC.

                                      By: /s/ Michael Koppel
                                         ----------------------------
                                       Name: Michael Koppel
                                       Title: Executive Vice President and Chief
                                       Financial Officer

                                      S-3